 SHARE EXCHANGE AGREEMENT

To:

John B. Bates, Ph.D.

74 Rolling Links Blvd

Oak Ridge, Tennessee 37830

Re:

Exchange of shares of common stock of Oak Ridge Micro-Energy, Inc., a Nevada corporation (respectively, the “Oak Ridge Nevada Common Stock” and “Oak Ridge Nevada”), for shares of common stock of Oak Ridge Micro-Energy, Inc., a Colorado corporation (respectively the “Oak Ridge Colorado Common Stock” and “Oak Ridge Colorado”) pursuant to this Share Exchange Agreement (the “Agreement”)

RECITAL:

WHEREAS, Oak Ridge Colorado desires to acquire by exchange the Oak Ridge Colorado Common Stock of John B. Bates, Ph.D. (“Bates”) described in the Counterpart Signature Page hereof, and Bates desires to acquire 10% of the Oak Ridge Nevada Common Stock owned by Oak Ridge Colorado in exchange therefor, all on the terms and conditions hereof;

NOW, THEREFORE, Bates and Oak Ridge Colorado do hereby agree as follows:

A.

 Bates is the owner of the shares of Oak Ridge Colorado Common Stock indicated on the Counterpart Signature Page hereof, all but 10,000 shares of which Bates desires to exchange to Oak Ridge Colorado for 10% of the Oak Ridge Nevada Common Stock, and Oak Ridge Colorado is the owner of 100% of the Oak Ridge Nevada Common Stock and wishes to exchange 10% of such ownership to Bates in consideration of the exchange of the Oak Ridge Colorado Common Stock of Bates indicated on such Counterpart Signature Page, exclusive of the 10,000 shares thereof that Bates desires to retain.

B.

Oak Ridge Colorado is a publicly-held company, which is a “reporting issuer” required to file reports with the Securities and Exchange Commission (the “SEC”) under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

C.

Simultaneous with and as a condition to the obligations of Bates hereunder, Oak Ridge Colorado will convey all of its intellectual property of any type or nature whatsoever respecting its “thin film battery technology” (the “Intellectual Property”) to Oak Ridge Nevada, by the execution and delivery of Exhibit A hereto, including, without limitation, all right, title and interest in and to any and all patents, patents pending, patent applications, creations that are or may become legally protectible or recognized as forms of property, along with all designs, ideas, inventions, improvements, writings, disks and other works of authorship, theses, books, computer programs, lectures, illustrations, photographs, motion pictures, scientific and mathematical models, prints and any other subject matter, which are or may become legally protectible, respecting such Intellectual Property or recognized as a form of property.  It is anticipated that Oak Ridge Colorado will effect a spin-off by dividend to its shareholders of all or substantially all of the Oak Ridge Nevada Common Stock that it retains sometime in the future.  Oak Ridge Colorado and Bates agree that to the effective date of any such spin-off, (i) Oak Ridge Colorado will ensure that the ownership of the Intellectual Property will remain in Oak Ridge Nevada; and (ii) that Oak Ridge Colorado will not dilute the ownership of Bates in Oak Ridge Nevada below 10% of the outstanding voting securities of Oak Ridge Nevada.  Notwithstanding anything contained herein to the contrary, Oak Ridge Nevada will have all rights attendant to such ownership of the Intellectual Property, including, but not limited to the right to develop, market, license or otherwise deal in or convey the Intellectual Property in the ordinary course of its business.

               D.

Oak Ridge Colorado and Bates are aware of all material information respecting the past, present and proposed business operations of Oak Ridge Colorado and Oak Ridge Nevada, their management, financial position or otherwise; that there is no current “established trading market” for the Oak Ridge Colorado Common Stock and no public market whatsoever for the Oak Ridge Nevada Common Stock and that it is uncertain at this time whether there will ever be any future established trading market for the Oak Ridge Colorado Common Stock or any public market for the Oak Ridge Nevada Common Stock; and that the exchange of shares contemplated hereby by Oak Ridge Colorado and Bates bears no relationship to the assets, book value or other established criteria of value of either Oak Ridge Colorado or Oak Ridge Nevada, but the Intellectual Property being conveyed by Oak Ridge Colorado to Oak Ridge Nevada amounts to substantially all of the present assets of Oak Ridge Colorado.

E.

Bates represents and warrants the following as an additional inducement for Oak Ridge Colorado to enter into this Agreement and to exchange the Oak Ridge Nevada Common Stock for the Oak Ridge Colorado Common Stock of Bates indicated on the Counterpart Signature Page hereof, to-wit:

(i)

Bates is not relying on any representation or warranty of Oak Ridge Colorado or any director, executive officer, attorney, agent of otherwise of Oak Ridge Colorado, whatsoever, except those representations and warranties contained in this Agreement;

(ii)

Bates is an “accredited investor” or a “sophisticated investor” as those terms are known or defined under applicable United States securities laws, rules and regulations, and/or is fully capable of evaluating the risks and merits associated with the execution of this Agreement and the exchange of his Oak Ridge Colorado Common Stock for the Oak Ridge Nevada Common Stock hereunder, without qualification, and as outlined in Exhibit B hereto;

(iii)

Bates has full power and authority to execute and deliver this Agreement, without qualification;

(iv)

Bates has had access to all reports and registration statements of Oak Ridge Colorado filed with the SEC and has, to his full satisfaction, had the opportunity to ask questions and receive answer to such questions from the sole director and executive officer of Oak Ridge Colorado, Mark Meriwether, respecting all matters related to this Agreement and to Oak Ridge Colorado; and

(v)

Bates is acquiring the Oak Ridge Nevada Common Stock for investment purposes and not with a view of public distribution, and understands that such securities are “restricted securities” that cannot be publicly sold with registration with the SEC or an available exemption from the registration provisions of applicable federal and state securities laws, rules and regulations.

F.

Oak Ridge represents and warrants the following as an additional inducement for Bates to enter into this Agreement and to exchange the Oak Ridge Nevada Common Stock for his Oak Ridge Colorado Common Stock indicated on the Counterpart Signature Page hereof, to-wit:

(i)

Oak Ridge is not relying on any representation or warranty of Bates or any of his attorneys, agents or otherwise, whatsoever, except those representations and warranties contained in this Agreement;

(ii)

Oak Ridge has conducted its own investigation of the risks and merits of the execution and delivery of this Agreement, without qualification;

(iii)

Oak Ridge is an “accredited investor” as that term is known or defined under applicable United States securities laws, rules and regulations, and/or is fully capable of evaluating the risks and merits associated with the execution of this Agreement and the exchange of the Oak Ridge Colorado Common Stock for the Oak Ridge Nevada Common Stock hereunder, without qualification, and as outlined in Exhibit C hereto; and

(iv)

Oak Ridge has full power and authority to execute and deliver this Agreement, without qualification.

Accordingly, the parties hereto (subject to Bates’ acceptance hereof) agree as follows:

A.

Oak Ridge Colorado hereby offers to exchange with Bates 10% of the Oak Ridge Nevada Common Stock, free and clear of any liens, encumbrances and/or other restrictions whatsoever, other than those required by applicable federal and state securities laws, rules and regulation, and Bates hereby agrees to exchange with Oak Ridge Colorado the shares of Oak Ridge Colorado Common Stock owned by him as indicated on such Counterpart Signature Page, free and clear of any such liens, encumbrances and/or restrictions whatsoever, other than those on the face of any stock certificate representing any of such shares or those required by applicable federal and state securities laws, rules and regulations.

B.

The exchange of the respective shares of Oak Ridge Colorado Common Stock and Oak Ridge Nevada Common Stock as indicated on the Counterpart Signature Page, shall constitute full and adequate consideration between the parties for all of their respective rights, obligations and duties hereunder.  Certificates representing the respective shares of the Oak Ridge Colorado Common Stock and the Oak Ridge Nevada Common Stock shall be exchanged and delivered to the other party simultaneous with the execution and delivery of this Agreement.

C.

Bates and Oak Ridge Colorado agree that any action based upon this Agreement or any of the matters covered hereby shall be brought only in the federal and state courts situated in the State of Utah, and that the non-defaulting party in any such action shall be entitled to recover reasonable attorney’s fees and costs.

OAK RIDGE MICRO-ENERGY, INC.,

a Colorado corporation

Dated: 11/1/11

By /s/ Mark Meriwether

    Mark Meriwether, President

COUNTERPART SIGNATURE PAGE

This Counterpart Signature Page for that certain Share Exchange Agreement (the “Agreement”) dated as of the 28 day of October, 2011, among Oak Ridge Micro-Energy, Inc., a Colorado corporation (“Oak Ridge Colorado”), and the undersigned, by which the undersigned, through execution and delivery of this Counterpart Signature Page, intends to be legally bound by the terms of the said Agreement.

JOHN B. BATES, Ph.D.:

Dated: 28 Oct. 2011

/s/John B. Bates

John B. Bates, Ph.D.

No. of Shares of Oak Ridge Colorado Common Stock Owned: 820,898.

No. of Shares of Oak Ridge Colorado Common Stock Exchanged: 818,898.

No. of Shares of Oak Ridge Colorado Common Stock Retained: 10,000.

No. of Shares of Oak Ridge Nevada Common Stock Outstanding: 1,000.

No. of Shares of Oak Ridge Nevada Common Stock being Exchanged to Bates: 100.

Assignment

KNOW ALL BY THESE PRESENTS:

Oak Ridge Micro Energy, Inc., a Colorado corporation (“Oak Ridge Colorado”), having a mailing address of 3046 East Brighton Place, Salt Lake City, Utah  84121, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, has assigned and does hereby assign to its wholly-owned subsidiary, Oak Ridge Micro Energy, Inc., a Nevada corporation (“Oak Ridge Nevada”), having its principal place of business at 3046 East Brighton Place, Salt Lake City, Utah  84121, its successors, assigns and legal representatives, all of Oak Ridge Colorado’s intellectual property of any type or nature whatsoever respecting its “thin film battery technology” (the “Intellectual Property”), including, without limitation, all right, title and interest in and to any and all patents, patents pending, patent applications, creations that are or may become legally protectable or recognized as forms of property, along with all designs, ideas, inventions, improvements, writings, disks and other works of authorship, theses, books, computer programs, lectures, illustrations, photographs, motion pictures, research documentation and records, scientific and mathematical models, prints and any other subject matter or otherwise, which are or may become legally protectable respecting such Intellectual Property or recognized as a form of property or otherwise related to any of the foregoing.

OAK RIDGE MICRO-ENERGY, INC.

Dated: 11/8/11

By /s/Mark Meriwether

     Mark Meriwether, President

                                                                                              Docket No. _______________

Assignment

Oak Ridge Micro Energy, Inc., a Colorado corporation, having a mailing address of 3046 East Brighton Place, Salt Lake City, Utah  84121, for good and valuable consideration, receipt of which is hereby acknowledged, has assigned and does hereby assign to its wholly-owned subsidiary, Oak Ridge Micro Energy, Inc., a Nevada corporation, having its principal place of business at 3046 East Brighton Place, Salt Lake City, Utah  84121, its successors, assigns and legal representatives, the entire right, title and interest throughout the world in and to all subject matter invented by us and disclosed in the application identified below:

Title:

“LOW VOLTAGE THIN FILM BATTERIES”

  U.S. PATENT PENDING DOCKET NO. 63877.US/5699.5 (NOV. 16, 2004)

Assignor(s):

Oak Ridge Micro Energy, Inc.       11/8/11

a Colorado corporation                  Date of Execution of Declaration

and in and to all Letters Patent and all Convention and treaty rights of all kinds, in all countries throughout the world, for all such subject matter.  The undersigned does agree to sign all papers necessary to secure all said Letters Patent to the above assignee in accordance with the Assignment.

Oak Ridge Micro Energy, Inc.

a Colorado corporation

11/8/11                                                            By: /s/Mark Meriwether

Date of Execution of Assignment

                 Mark Meriwether, President

STATE OF UTAH

)

)ss.

COUNTY OF SALT LAKE

)

I hereby certify that before me appeared Mark Meriwether, President and sole director of Oak Ridge Micro Energy, Inc., a Colorado corporation, and personally known by me, who then and there was duly sworn by me, and under oath acknowledged that the foregoing assignment was duly signed, sealed and delivered by him on the date appearing at the foot thereof.

Date: 11/8/11                                                   /s/April Burningham

Notary Public

My Commission Expires: 4/20/15

                                                                                              Docket No. _______________

Assignment

Oak Ridge Micro Energy, Inc., a Colorado corporation, having a mailing address of 3046 East Brighton Place, Salt Lake City, Utah  84121, for good and valuable consideration, receipt of which is hereby acknowledged, has assigned and does hereby assign to its wholly-owned subsidiary, Oak Ridge Micro Energy, Inc., a Nevada corporation, having its principal place of business at 3046 East Brighton Place, Salt Lake City, Utah  84121, its successors, assigns and legal representatives, the entire right, title and interest throughout the world in and to all subject matter invented by us and disclosed in the application identified below:

Title:

“THIN FILM BATTERY AND ELECTROLYTE THEREFOR”

  U.S. PATENT NO. 6,818,356 (NOV. 16, 2004)

Assignor(s):

Oak Ridge Micro Energy, Inc.       11/8/11

a Colorado corporation

             Date of Execution of Declaration

and in and to all Letters Patent and all Convention and treaty rights of all kinds, in all countries throughout the world, for all such subject matter.  The undersigned does agree to sign all papers necessary to secure all said Letters Patent to the above assignee in accordance with the Assignment.

Oak Ridge Micro Energy, Inc.

a Colorado corporation

11/8/11                                                            By: /s/Mark Merowether

Date of Execution of Assignment                            Mark Meriwether, President

STATE OF UTAH

)

)ss.

COUNTY OF SALT LAKE

)

I hereby certify that before me appeared Mark Meriwether, President and sole director of Oak Ridge Micro Energy, Inc., a Colorado corporation, and personally known by me, who then and there was duly sworn by me, and under oath acknowledged that the foregoing assignment was duly signed, sealed and delivered by him on the date appearing at the foot thereof.

Date: 11/8/11                                                   /s/April Burningham

Notary Public

My Commission Expires: 4/20/15

                                                                                              Docket No. _______________

Assignment

Oak Ridge Micro Energy, Inc., a Colorado corporation, having a mailing address of 3046 East Brighton Place, Salt Lake City, Utah  84121, for good and valuable consideration, receipt of which is hereby acknowledged, has assigned and does hereby assign to its wholly-owned subsidiary, Oak Ridge Micro Energy, Inc., a Nevada corporation, having its principal place of business at 3046 East Brighton Place, Salt Lake City, Utah  84121, its successors, assigns and legal representatives, the entire right, title and interest throughout the world in and to all subject matter invented by us and disclosed in the application identified below:

Title:

“LONG LIFE THIN FILM BATTERY AND METHOD THEREFOR”

  U.S. PATENT NO. 6,994,933 B1 (FEB. 7, 2006)

Assignor(s):

Oak Ridge Micro Energy, Inc.       11/8/11

a Colorado corporation                  Date of Execution of Declaration

and in and to all Letters Patent and all Convention and treaty rights of all kinds, in all countries throughout the world, for all such subject matter.  The undersigned does agree to sign all papers necessary to secure all said Letters Patent to the above assignee in accordance with the Assignment.

Oak Ridge Micro Energy, Inc.

a Colorado corporation

11/8/11                                                            By: /s/Mark Meriwether

Date of Execution of Assignment                            Mark Meriwether, President

STATE OF UTAH

)

)ss.

COUNTY OF SALT LAKE

)

I hereby certify that before me appeared Mark Meriwether, President and sole director of Oak Ridge Micro Energy, Inc., a Colorado corporation, and personally known by me, who then and there was duly sworn by me, and under oath acknowledged that the foregoing assignment was duly signed, sealed and delivered by him on the date appearing at the foot thereof.

Date: 11/8/11                                                   /s/April Burningham

Notary Public

My Commission Expires: 4/20/15

                                                                                              Docket No. _______________

Assignment

Oak Ridge Micro Energy, Inc., a Colorado corporation, having a mailing address of 3046 East Brighton Place, Salt Lake City, Utah  84121, for good and valuable consideration, receipt of which is hereby acknowledged, has assigned and does hereby assign to its wholly-owned subsidiary, Oak Ridge Micro Energy, Inc., a Nevada corporation, having its principal place of business at 3046 East Brighton Place, Salt Lake City, Utah  84121, its successors, assigns and legal representatives, the entire right, title and interest throughout the world in and to all subject matter invented by us and disclosed in the application identified below:

Title:

“THIN FILM BATTERY AND ELECTROLYTE THEREFOR”

  U.S. PATENT NO. 7,410,730 B2 (AUG. 12, 2008)

Assignor(s):

Oak Ridge Micro Energy, Inc.       11/8/11

a Colorado corporation                  Date of Execution of Declaration

and in and to all Letters Patent and all Convention and treaty rights of all kinds, in all countries throughout the world, for all such subject matter.  The undersigned does agree to sign all papers necessary to secure all said Letters Patent to the above assignee in accordance with the Assignment.

Oak Ridge Micro Energy, Inc.

a Colorado corporation

11/8/11                                                            By: /s/Mark Meriwether

Date of Execution of Assignment                            Mark Meriwether, President

STATE OF UTAH

)

)ss.

COUNTY OF SALT LAKE

)

I hereby certify that before me appeared Mark Meriwether, President and sole director of Oak Ridge Micro Energy, Inc., a Colorado corporation, and personally known by me, who then and there was duly sworn by me, and under oath acknowledged that the foregoing assignment was duly signed, sealed and delivered by him on the date appearing at the foot thereof.

Date: 11/8/11                                                   /s/April Burningham

Notary Public

My Commission Expires: 4/20/15

                                                                                              Docket No. _______________

Assignment

Oak Ridge Micro Energy, Inc., a Colorado corporation, having a mailing address of 3046 East Brighton Place, Salt Lake City, Utah  84121, for good and valuable consideration, receipt of which is hereby acknowledged, has assigned and does hereby assign to its wholly-owned subsidiary, Oak Ridge Micro Energy, Inc., a Nevada corporation, having its principal place of business at 3046 East Brighton Place, Salt Lake City, Utah  84121, its successors, assigns and legal representatives, the entire right, title and interest throughout the world in and to all subject matter invented by us and disclosed in the application identified below:

Title:

“LONG LIFE THIN FILM BATTERY AND METHOD THEREFOR”

  U.S. PATENT NO. 7,524,577 B2 (APR. 28, 2009)

Assignor(s):

Oak Ridge Micro Energy, Inc.       11/8/11

a Colorado corporation                  Date of Execution of Declaration

and in and to all Letters Patent and all Convention and treaty rights of all kinds, in all countries throughout the world, for all such subject matter.  The undersigned does agree to sign all papers necessary to secure all said Letters Patent to the above assignee in accordance with the Assignment.

Oak Ridge Micro Energy, Inc.

a Colorado corporation

11/8/11                                                            By: /s/Mark Meriwether

Date of Execution of Assignment                            Mark Meriwether, President

STATE OF UTAH

)

)ss.

COUNTY OF SALT LAKE

)

I hereby certify that before me appeared Mark Meriwether, President and sole director of Oak Ridge Micro Energy, Inc., a Colorado corporation, and personally known by me, who then and there was duly sworn by me, and under oath acknowledged that the foregoing assignment was duly signed, sealed and delivered by him on the date appearing at the foot thereof.

Date: 11/8/11                                                   /s/April Burningham

Notary Public

My Commission Expires: 4/20/15

                                                                                              Docket No. _______________

Assignment

Oak Ridge Micro Energy, Inc., a Colorado corporation, having a mailing address of 3046 East Brighton Place, Salt Lake City, Utah  84121, for good and valuable consideration, receipt of which is hereby acknowledged, has assigned and does hereby assign to its wholly-owned subsidiary, Oak Ridge Micro Energy, Inc., a Nevada corporation, having its principal place of business at 3046 East Brighton Place, Salt Lake City, Utah  84121, its successors, assigns and legal representatives, the entire right, title and interest throughout the world in and to all subject matter invented by us and disclosed in the application identified below:

Title:

“GETTERS FOR THIN FILM BATTERY HERMETIC PACKAGE”

  U.S. PATENT NO. 7,553,582 B2 (JUN. 30, 2009)

Assignor(s):

Oak Ridge Micro Energy, Inc.       11/8/11

a Colorado corporation                  Date of Execution of Declaration

and in and to all Letters Patent and all Convention and treaty rights of all kinds, in all countries throughout the world, for all such subject matter.  The undersigned does agree to sign all papers necessary to secure all said Letters Patent to the above assignee in accordance with the Assignment.

Oak Ridge Micro Energy, Inc.

a Colorado corporation

11/8/11                                                            By: /s/Mark Meriwether

Date of Execution of Assignment

                 Mark Meriwether, President

STATE OF UTAH

)

)ss.

COUNTY OF SALT LAKE

)

I hereby certify that before me appeared Mark Meriwether, President and sole director of Oak Ridge Micro Energy, Inc., a Colorado corporation, and personally known by me, who then and there was duly sworn by me, and under oath acknowledged that the foregoing assignment was duly signed, sealed and delivered by him on the date appearing at the foot thereof.

Date: 11/8/11                                                   /s/April Burningham

Notary Public

My Commission Expires: 4/20/15

ACCREDITED/SOPHISTICATED INVESTOR QUESTIONNAIRE

PLEASE STATE WHETHER YOU ARE AN “ACCREDITED INVESTOR” OR A “SOPHISTICATED INVESTOR” AS DEFINED BELOW IN ANY ONE OF THE CATEGORIES LISTED:

 An “accredited investor” as defined under Rule 501 of Regulation D of the Securities Act and as set forth below:

[X]

Yes

[  ]

No

Definition

(a)

Any bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(b)

Any private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940;

(c)

Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(d)

Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(e)

Any natural person whose individual net worth, or joint net worth with the person’s spouse, at the time of this purchase exceeds $1,000,000, excluding the value of the primary residence of such natural person;

(f)

Any natural person who had an individual net income in excess of $200,000 in each of the two most recent fiscal years or joint income with the person’s spouse in excess of $300,000 in each of those two years and has a reasonable expectation of reaching the same income level in the current fiscal year;

(g)

Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506(b)(2)(ii); and

(h)

Any entity in which all of the equity owners are accredited investors.

 A “sophisticated investor” as defined under Rule 501 of Regulation D of the Securities Act and as set forth below:

[X]

Yes

[  ]

No

Definition

A person, either alone or with the aid and assistance of a purchaser representative(s),  has such knowledge and experience in financial and business matters, education, employment or other factors to be capable of evaluating the merits and risks of the prospective investment, when the issuer reasonably believes immediately prior to making a sale that such purchaser comes within this description.

Regardless of whether you are an “accredited  investor” or a “sophisticated investor,” do you need a personal representative to assist you in an evaluation of the risks and merits of the prospective investment?

[  ]

Yes

[X]

No

John B. Bates

Name (Please Print)

/s/John B. Bates

            Signature

74 Rolling Links Blvd.

Oak Ridge, TN 37830

ACCREDITED/SOPHISTICATED INVESTOR QUESTIONNAIRE

PLEASE STATE WHETHER YOU ARE AN “ACCREDITED INVESTOR” OR A “SOPHISTICATED INVESTOR” AS DEFINED BELOW IN ANY ONE OF THE CATEGORIES LISTED:

 An “accredited investor” as defined under Rule 501 of Regulation D of the Securities Act and as set forth below:

[X]

Yes

[  ]

No

Definition

(a)

Any bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(b)

Any private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940;

(c)

Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(d)

Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(e)

Any natural person whose individual net worth, or joint net worth with the person’s spouse, at the time of this purchase exceeds $1,000,000, excluding the value of the primary residence of such natural person;

(f)

Any natural person who had an individual net income in excess of $200,000 in each of the two most recent fiscal years or joint income with the person’s spouse in excess of $300,000 in each of those two years and has a reasonable expectation of reaching the same income level in the current fiscal year;

(g)

Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506(b)(2)(ii); and

(h)

Any entity in which all of the equity owners are accredited investors.

 A “sophisticated investor” as defined under Rule 501 of Regulation D of the Securities Act and as set forth below:

[X]

Yes

[  ]

No

Definition

A person, either alone or with the aid and assistance of a purchaser representative(s),  has such knowledge and experience in financial and business matters, education, employment or other factors to be capable of evaluating the merits and risks of the prospective investment, when the issuer reasonably believes immediately prior to making a sale that such purchaser comes within this description.

Regardless of whether you are an “accredited  investor” or a “sophisticated investor,” do you need a personal representative to assist you in an evaluation of the risks and merits of the prospective investment?

[  ]

Yes

[X]

No

Oak Ridge MicroEnergy, a Colorado Corporation

By Mark Meriwether, President

/s/Mark Meriwether